Exhibit 99.(a)(40)

From: Rodenburg, J.J. (Jan) (KPNCC M&A Management)

Sent: Tuesday, June 02, 2009 2:37:17 PM

To: Manning, Matthew; Kadaba, Arvind (IBD)

Cc. Braat, D. (Daniel) (KPNCC M&A Management); House, M. (Matthew) (KPNCC M&A Management)

Subject: Celtic – Business Case

Attachments: 090602 Project Celtic – Business Case v_senttoMS_2.xls

Matt, Arvind,

Please find attached the updated version of the business case as discussed over the phone with Matthew.

Let me know should you have any questions.

Thanks and regards,

Jan

Jan Rodenburg

KPN Royal Dutch Telecom

Mergers & Acquisitions

Maanplein 55

2516 CK The Hague

The Netherlands

Tel: +31 70 3434 861

Mob: +31 6 4714 2925

Email: HYPERLINK “mailto:jan.rodenburg@kpn.com”jan.rodenburg@kpn.com

JX 103

Confidential                                                                                                                                                                                             KPN00080076

AUTOPATH

Mergers and Acquisitions

kpn

Project Celtic - Business Case

Row	B	C	D	E	Q1 2007	Q2 2007	Q3 2007	Q4 2007	2007	Q1 2008
5	**Revenue and margin drivers**									
7		Minutes of Use (in bn)								
8			Wholesale							4.800
9				Growth Q/Q						
10				Growth Y/Y						
11			Outsourced							0.500
12				Growth Q/Q						
13				Growth Y/Y						
14			Retail							0.500
15				Growth Q/Q						
16				Growth Y/Y						
17		Total minutes of use			5.500	5.900	6.200	6.200	23.800	5.800
18				Growth Q/Q						
19				Growth Y/Y						5.5%
21		Price per minute								
22			Wholesale							0.053
23				Growth Q/Q						
24				Growth Y/Y						
25			Outsourced							0.100
26				Growth Q/Q						
27				Growth Y/Y						
28			Retail							0.041
29				Growth Q/Q						
30				Growth Y/Y						
31		Aggregate price per minute			0.059	0.059	0.059	0.059		0.056
32				Growth Q/Q						
33				Growth Y/Y						
35		Cost per minute								
36			Wholesale							0.048
37				Growth Q/Q						
38				Growth Y/Y						
39			Outsourced							0.080
40				Growth Q/Q						
41				Growth Y/Y						
42			Retail							0.034
43				Growth Q/Q						
44				Growth Y/Y						
45		Aggregrate cost per minute								0.050
46				Growth Q/Q						
47				Growth Y/Y						
49		Margin per minute								
50			Wholesale							0.005
51				Margin						8.5%
52			Outsourced							0.020
53				Margin						20.4%
54			Retail							0.007
55				Margin						16.9%
56		Total Margin per minute								0.006
57				Margin						10.9%

Strictly private and confidential

Page 1 of 15

Print date: AUTODATE

Confidential

KPN00080077

AUTOPATH Q1 2007 Q2 2007 Q3 2007 Q4 2007 2007 Q1 2008 P&L Revenue Wholesale 255.7 271.2 282.4 273.8 1,083.1 254.1 Outsourced 43.6 48.6 53.1 52.0 197.3 50.2 Retail 25.5 27.9 32.0 24.8 110.2 20.6 Total revenue 324.8 347.7 367.5 350.6 1,390.6 324.9 Growth Y/Y Cost of sale Wholesale 232.4 Outsourced 40.0 Retail 17.1 Total Cost of sale 1,248.2 289.5 Gross profit Wholesale 21.7 Outsourced 10.2 Retail 3.5 Total gross profit 32.2 36.9 34 39.3 142.4 35.4 Margin 9.9% 10.6% 9.3% 11.2% 10.2% 10.9% Operating expense Research & Development 6.6 % of revenue 2.0% SG&A 17.6 % of revenue 5.4% Total Opex 92.8 24.2 % of revenue 7.4% Stock-based compensation 2.7 0.6 Select On EBITDA 13 14.5 10.4 14.4 49.6 10.6 Margin 4.0% 4.2% 2.8% 4.1% 3.6% 3.3% D&A PPE 8.8 3.1 % of revenue 0.9% Amortization intangibles 23.2 4.2 % of revenue 1.3% Depreciation & Amortization 32.0 7.2 % of revenue 2.2% EBIT 17.6 3.4 Margin 1.3% 1.0% Taxes on EBIT (5.3) (1.0) Tax rate 30.0% 30.0% Interest income 1.7 Interest expense (0.7) Taxes paid 8.5 Implied tax rate Net income 10.1 Cash flow Capex (Cumulative for year) (5.7) Capex (Period) (5.7) Strictly private and confidential Page 2 of 15 Print date: AUTODATE Confidential KPN00080078

AUTOPATH                                                                                                                                                                           Merger and Acquisitions

                                                                                                                                                                                                                                     KPN

                A             B             C             D             E              F              G             H             I               J              K             L

4              Q1 2007                  Q2 2007                  Q3 2007                  Q4 2007                  2007        Q12008

119          % of sales              1.7%

120

121          EBITDA less capex              5.0

Strictly private and confidential        Page 3 of 15           Print date: AUTODATE

Confidential                                                                                                                                                                                             KPN00080079

AUTOPATH Project Celtic – Business Case Q2 2008 Q3 2008 Q4 2008 2008 Q1 2009 Q2 2009 Q3 2009 Revenue and margin drivers Minutes of Use (in bn) Wholesale 4.900 4.500 4.400 18.600 3.916 3.916 3.955 Growth Q/Q 2.1% (8.2%) (2.2%) (11.0%) 0.0% 1.0% Growth Y/Y (18.4%) (20.1%) (12.1%) Outsourced 0.700 0.700 0.700 2.600 0.644 0.644 0.650 Growth Q/Q 40.0% 0.0% 0.0% (8.0%) 0.0% 1.0% Growth Y/Y 28.8% (8.0%) (7.1%) Retail 0.500 0.700 0.600 2.300 0.570 0.564 0.567 Growth Q/Q 0.0% 40.0% (14.3%) (5.0%) (1.0%) 0.5% Growth Y/Y 14.0% 12.9% (19.0%) Total minutes of use 6.100 5.900 5.700 23.500 5.130 5.124 5.173 Growth Q/Q 5.2% (3.3%) (3.4%) (10.0%) (0.1%) 0.9% Growth Y/Y 3.4% (4.8%) (8.1%) (1.3%) (11.6%) (16.0%) (12.3%) Price per minute Wholesale 0.056 0.053 0.050 0.053 0.047 0.046 0.046 Growth Q/Q 4.9% (4.8%) (5.2%) (6.7%) (1.0%) (1.0%) Growth Y/Y (11.6%) (16.6%) (13.3%) Outsourced 0.097 0.101 0.076 0.093 0.075 0.074 0.073 Growth Q/Q (3.6%) 4.0% (24.3%) (2.3%) (1.0%) (1.0%) Growth Y/Y (25.8%) (23.8%) (27.5%) Retail 0.042 0.042 0.043 0.042 0.042 0.042 0.042 Growth Q/Q 1.1% 1.0% 2.0% (1.0%) (1.0%) (1.0%) Growth Y/Y 3.1% 0.9% (1.0%) Aggregate price per minute 0.059 0.057 0.053 0.056 0.050 0.049 0.049 Growth Q/Q 5.6% (3.1%) (8.2%) (5.3%) (1.0%) (1.0%) Growth Y/Y (11.1%) (16.6%) (14.8%) Cost per minute Wholesale 0.051 0.049 0.046 0.049 0.042 0.041 0.041 Growth Q/Q 4.8% (3.6%) (5.5%) (9.7%) (1.0%) (1.0%) Growth Y/Y (13.8%) (18.5%) (16.4%) Outsourced 0.081 0.084 0.062 0.077 0.063 0.063 0.062 Growth Q/Q 1.4% 3.3% (25.7%) 1.0% (0.3%) (0.6%) Growth Y/Y (21.4%) (22.7%) (25.6%) Retail 0.036 0.038 0.036 0.036 0.036 0.036 0.035 Growth Q/Q 5.3% 6.0% (4.7%) (1.0%) (1.0%) (1.0%) Growth Y/Y 5.2% (1.1%) (7.6%) Aggregate cost per minute 0.053 0.052 0.047 0.051 0.044 0.043 0.043 Growth Q/Q 6.2% (2.3%) (9.0%) (7.2%) (0.8%) (0.9%) Growth Y/Y (12.3%) (18.1%) (17.0%) Margin per minute Wholesale 0.005 0.004 0.004 0.004 0.005 0.005 0.005 Margin 8.7% 7.5% 7.8% 8.2% 10.8% 10.8% 10.8% Outsourced 0.016 0.017 0.014 0.016 0.012 0.011 0.011 Margin 16.2% 16.7% 18.4% 17.7% 15.6% 15.0% 14.6% Retail 0.006 0.004 0.007 0.006 0.006 0.006 0.006 Margin 13.5% 9.2% 15.2% 13.3% 15.2% 15.2% 15.2% Total Margin per minute 0.006 0.005 0.005 0.006 0.006 0.006 0.006 Margin 10.4% 9.6% 10.3% 10.3% 12.1% 12.0% 11.9% Strictly private and confidential Page 4 of 15 Print date: AUTODATE Confidential KPN00080080

AUTOPATH Q2 2008 Q3 2008 Q4 2008 2008 Q1 2009 Q2 2009 Q3 2009 P & L Revenue Wholesale 272.2 238.1 220.7 985.1 183.3 181.5 181.4 Outsourced 67.8 70.5 53.4 241.9 48.0 47.5 47.5 Retail 20.8 29.4 25.7 96.5 24.2 23.7 23.6 Total revenue 360.0 338.0 299.8 1,323.5 255.5 252.7 252.5 Growth Y/Y (4.8%) Cost of sale Wholesale 248.6 220.2 203.4 904.6 163.5 161.9 161.9 Outsourced 56.8 58.7 43.6 199.1 40.5 40.4 40.6 Retail 18.0 26.7 21.8 83.6 20.5 20.1 20.0 Total Cost of sale 323.4 305.6 268.8 1,187.3 224.5 222.4 222.4 Gross Profit Wholesale 23.6 17.9 17.3 80.5 19.8 19.6 19.6 Outsourced 11.0 11.8 9.8 42.8 7.5 7.1 6.9 Retail 2.8 2.7 3.9 12.9 3.7 3.6 3.5 Total gross profit 37.4 32.4 31.0 136.2 31.0 30.3 30.1 Margin 10.4% 9.6% 10.3% 10.3% 12.1% 12.0% 11.9% Operating expenses Research & Development 6.0 5.6 5.6 23.8 5.0 4.5 4.0 % of revenue 1.7% 1.7% 1.9% 1.8% 2.0% 1.8% 1.6% SG&A 18.8 16.5 17.3 70.2 16.3 16.0 15.5 % of revenue 5.2% 4.9% 5.8% 5.3% 6.4% 6.3% 6.1% Total Opex 24.8 22.1 22.9 94.0 21.3 20.5 19.5 % of revenue 6.9% 6.5% 7.6% 7.1% 8.3% 8.1% 7.7% Stock-based Compensation 0.7 0.6 0.6 2.5 0.7 0.7 0.7 Select on EBITDA 11.9 9.7 7.5 39.7 9.0 9.2 10.0 Margin 3.3% 2.9% 2.5% 3.0% 3.5% 3.6% 3.9% D&A PPE 4.3 4.3 3.6 15.3 3.1 3.1 3.1 % of revenue 1.2% 1.3% 1.2% 1.2% 1.2% 1.2% 1.2% Amortization intangibles 4.2 4.2 4.2 16.7 4.8 4.8 4.8 % of revenue 1.2% 1.2% 1.4% 1.3% 1.9% 1.9% 1.9% Depreciation & Amortization 8.5 8.5 7.8 32.0 8.0 8.0 8.0 % of revenue 2.4% 2.5% 2.6% 2.4% 3.1% 3.2% 3.2% EBIT 3.4 1.2 (0.3) 7.7 1.0 1.2 2.0 Margin 1.0% 0.4% -0.1% 0.6% 0.4% 0.5% 0.8% Taxes on EBIT (1.0) (0.4) 0.0 (2.3) (0.3) (0.4) (0.6) Tax rate 30.0% 30.0% 30.0% 30.0% 30.0% 30.0% 30.0% Interest income 2.1 Interest expense (3.0) Taxes paid 9.5 Implied tax rate 123.1% Net income (2.8) Cash flow Capex (Cumulative for year) (7.0) (10.0) (16.0) (16.0) Capex (Period) (1.3) (3.0) (5.9) (16.0) (1.6) (3.7) (3.7) Strictly private and confidential Page 5 of 15 Print date: AUTODATE Confidential KPN00080081

AUTOPATH                                                                                                                                                                           Merger and Acquisitions

                                                                                                                                                                                                                                     KPN

                B             C             D             E              F              M            N             O             P              Q             R             S

4              Q2 2008                  Q3 2008                  Q4 2008                  2008                        Q1 2009                  Q2 2009                  Q3 2009

119          % of sales              0.4%       0.9%       2.0%       1.2%       0.6%       1.4%       1.4%

120

121          EBITDA less capex              10.6         6.6           1.6           23.8         7.5           5.5           6.3

Strictly private and confidential        Page 6 of 15           Print date: AUTODATE

Confidential                                                                                                                                                                                             KPN00080082

AUTOPATH Project Celtic – Business Case Q4 2009 2009 2010 2011 2012 2013 2014 Revenue and margin drivers Minutes of Use (in bn) Wholesale 4.034 15.821 16.929 17.775 18.309 18.858 19.424 Growth Q/Q 2.0% Growth Y/Y (8.3%) (14.9%) 7.0% 5.0% 3.0% 3.0% 3.0% Outsourced 0.663 2.602 2.784 2.923 3.011 3.101 3.194 Growth Q/Q 2.0% Growth Y/Y (5.2%) 0.1% 7.0% 5.0% 3.0% 3.0% 3.0% Retail 0.573 2.274 2.388 2.460 2.509 2.534 2.559 Growth Q/Q 1.0% Growth Y/Y (4.5%) (1.1%) 5.0% 3.0% 2.0% 1.0% 1.0% Total minutes of use 5.271 20.698 22.101 23.158 23.828 24.493 25.177 Growth Q/Q 1.9% Growth Y/Y (7.5%) (11.9%) 6.8% 4.8% 2.9% 2.8% 2.8% Price per minute Wholesale 0.045 0.046 0.044 0.042 0.042 0.042 0.041 Growth Q/Q (1.0%) Growth Y/Y (9.5%) (12.9%) (5.0%) (3.0%) (1.0%) (1.0%) (1.0%) Outsourced 0.072 0.073 0.066 0.063 0.062 0.061 0.060 Growth Q/Q (1.0%) Growth Y/Y (5.2%) (21.1%) (10.0%) (5.0%) (2.0%) (1.5%) (1.0%) Retail 0.041 0.042 0.041 0.040 0.039 0.039 0.038 Growth Q/Q (1.0%) Growth Y/Y (3.9%) (0.4%) (2.0%) (2.0%) (2.0%) (2.0%) (2.0%) Aggregate price per minute 0.048 0.049 0.046 0.045 0.044 0.044 0.043 Growth Q/Q (1.0%) Growth Y/Y (8.1%) (12.9%) (5.6%) (3.2%) (1.3%) (1.2%) (1.1%) Cost per minute Wholesale 0.041 0.041 0.039 0.038 0.038 0.037 0.037 Growth Q/Q (1.0%) Growth Y/Y (12.4%) (15.4%) (4.6%) (3.0%) (1.0%) (1.0%) (1.0%) Outsourced 0.062 0.062 0.057 0.055 0.054 0.054 0.053 Growth Q/Q (1.0%) Growth Y/Y (0.9%) (18.5%) (9.0%) (4.0%) (0.7%) (0.5%) (1.0%) Retail 0.035 0.035 0.035 0.034 0.034 0.033 0.032 Growth Q/Q (1.0%) Growth Y/Y (3.9%) (2.5%) (1.0%) (2.0%) (2.0%) (2.0%) (2.0%) Aggregate cost per minute 0.043 0.043 0.041 0.040 0.039 0.039 0.039 Growth Q/Q (1.0%) Growth Y/Y (9.7%) (14.5%) (5.0%) (3.1%) (1.0%) (1.0%) (1.1%) Margin per minute Wholesale 0.005 0.005 0.005 0.004 0.004 0.004 0.004 Margin 10.8% 10.8% 10.4% 10.4% 10.4% 10.4% 10.4% Outsourced 0.011 0.011 0.009 0.008 0.007 0.007 0.007 Margin 14.6% 15.0% 14.0% 13.1% 12.0% 11.1% 11.1% Retail 0.006 0.006 0.006 0.006 0.006 0.006 0.005 Margin 15.2% 15.2% 14.3% 14.3% 14.3% 14.3% 14.3% Total Margin per minute 0.006 0.006 0.005 0.005 0.005 0.005 0.005 Margin 11.9% 12.0% 11.4% 11.3% 11.1% 10.9% 10.9% Strictly private and confidential Page 7 of 15 Print date: AUTODATE Confidential KPN00080083

AUTOPATH Q4 2009 2009 2010 2011 2012 2013 2014 P&L Revenue Wholesale 183.2 729.4 741.5 755.2 770.1 785.2 800.7 Outsourced 48.0 191.0 183.9 183.5 185.2 187.9 191.6 Retail 23.6 95.0 97.8 98.7 98.6 97.6 96.6 Total revenue 254.8 1,015.5 1,023.2 1,037.4 1,053.9 1,070.8 1,089.0 Growth Y/Y (23.3%) 0.8% 1.4% 1.6% 1.6% 1.7% Cost of sale Wholesale 163.4 650.7 664.2 676.5 689.8 703.4 717.2 Outsourcing 41.0 162.4 158.2 159.4 163.1 167.1 170.4 Retail 20.0 80.6 83.8 84.6 84.5 83.7 82.8 Total Cost of sale 224.4 893.7 906.1 920.5 937.4 954.2 970.5 Gross profit Wholesale 19.8 78.8 77.3 78.7 80.3 81.9 83.5 Outsourcing 7.0 28.6 25.8 24.0 22.1 20.8 21.2 Retail 3.6 14.4 14.0 14.1 14.1 14.0 13.8 Total gross profit 30.4 121.8 117.1 116.9 116.5 116.5 118.5 Margin 11.9% 12.0% 11.4% 11.3% 11.1% 10.9% 10.9% Operating expenses Research & Development 4.0 17.5 17.6 17.9 18.2 18.5 18.8 % of revenue 1.6% 1.7% 1.7% 1.7% 1.7% 1.7% 1.7% SG&A 15.0 62.8 61.4 62.2 63.2 64.2 65.3 % of revenue 5.9% 6.2% 6.0% 6.0% 6.0% 6.0% 6.0% Total Opex 19.0 80.3 79.0 80.1 81.4 82.7 84.1 % of revenue 7.5% 7.9% 7.7% 7.7% 7.7% 7.7% 7.7% Stock –based compensation 0.7 2.6 2.8 2.8 3.2 3.6 4.0 Select On EBITDA 10.7 38.9 35.2 34.0 31.9 30.3 30.4 Margin 4.2% 3.8% 3.4% 3.3% 3.0% 2.8% 2.8% D&A PPE 3.1 12.5 12.6 12.8 13.0 13.2 13.4 % of revenue 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% 1.2% Amortization intangibles 4.8 19.4 17.9 16.4 12.5 3.9 3.0 % of revenue 1.9% 1.9% 1.8% 1.6% 1.2% 0.4% 0.3% Depreciation & Amortization 8.0 31.9 30.5 29.2 25.5 17.1 16.4 % of revenue 3.1% 3.1% 3.0% 2.8% 2.4% 1.6% 1.5% EBIT 2.8 7.0 4.7 4.8 6.4 13.3 14.0 Margin 1.1% 0.7% 0.5% 0.5% 0.6% 1.2% 1.3% Taxes on EBIT (0.8) (2.1) (1.4) (1.4) (1.9) (4.0) (4.2) Tax rate 30.0% 30.0% 30.0% 30.0% 30.0% 30.0% 30.0% Interest income Interest expenses Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) (12.5) Capex (Period) (3.7) (12.5) (12.6) (12.8) (13.0) (13.2) (13.4) Strictly private and confidential Page 8 of 15 Print date: AUTODATE Confidential KPN00080084

AUTOPATH                                                                                                                                                                           Merger and Acquisitions

                                                                                                                                                                                                                                     KPN

                B             C             D             E              F              T             U             V             W            X             Y             Z

4              Q4 2009                  2009                        2010                        2011                        2012                        2013                        2014

119          % of sales              1.4%       1.2%       1.2%       1.2%       1.2%       1.2%       1.2%

120

121          EBITA less capex 7.1           26.4         22.6         21.2         19.0         17.1         17.0

Strictly private and confidential        Page 9 of 15           Print date: AUTODATE

Confidential                                                                                                                                                                                             KPN00080085

AUTOPATH Project Celtic – Business Case 2015 2016 2017 2018 9-year CAGR Revenue and margin drivers Minutes of Use (in bn) Wholesale 20.006 20.607 21.225 21.861 Growth Q/Q Growth Y/Y 3.0% 3.0% 3.0% 3.0% Outsourced 3.290 3.389 3.490 3.595 Growth Q/Q Growth Y/Y 3.0% 3.0% 3.0% 3.0% Retail 2.585 2.611 2.637 2.663 Growth Q/Q Growth Y/Y 1.0% 1.0% 1.0% 1.0% Total minutes of use 25.881 26.606 27.352 28.120 3.5% Growth Q/Q Growth Y/Y 2.8% 2.8% 2.8% 2.8% Price per minute Wholesale 0.041 0.040 0.040 0.040 Growth Q/Q Growth Y/Y (1.0%) (1.0%) (1.0%) (1.0%) Outsourced 0.059 0.059 0.058 0.058 Growth Q/Q Growth Y/Y (1.0%) (1.0%) (1.0%) (1.0%) Retail 0.037 0.036 0.036 0.035 Growth Q/Q Growth Y/Y (2.0%) (2.0%) (2.0%) (2.0%) Aggregate price per minute 0.043 0.042 0.042 0.041 -1.9% Growth Q/Q Growth Y/Y (1.1%) (1.1%) (1.1%) (1.1%) Cost per minute Wholesale 0.037 0.036 0.036 0.035 Growth Q/Q Growth Y/Y (1.0%) (1.0%) (1.0%) (1.0%) Outsourced 0.053 0.052 0.052 0.051 Growth Q/Q Growth Y/Y (1.0%) (1.0%) (1.0%) (1.0%) Retail 0.032 0.031 0.030 0.030 Growth Q/Q Growth Y/Y (2.0%) (2.0%) (2.0%) (2.0%) Aggregate cost per minute 0.038 0.038 0.037 0.037 Growth Q/Q Growth Y/Y (1.1%) (1.0%) (1.0%) (1.0%) Margin per minute Wholesale 0.004 0.004 0.004 0.004 Margin 10.4% 10.4% 10.4% 10.4% Outsourced 0.007 0.007 0.006 0.006 Margin 11.1% 11.1% 11.1% 11.1% Retail 0.005 0.005 0.005 0.005 Margin 14.3% 14.3% 14.3% 14.3% Total Margin per minute 0.005 0.005 0.005 0.004 Margin 10.9% 10.9% 10.9% 10.8% Strictly private and confidential Page 10 of 15 Print date: AUTODATE Confidential KPN00080086

AUTOPATH 2015 2016 2017 2018 9-year CAGR P&L Revenue Wholesale 816.5 832.6 849.0 865.7 Outsourced 195.4 199.2 203.2 207.2 Retail 95.6 94.7 93.7 92.7 Total revenue 1,107.5 1,126.5 1,145.8 1,165.6 Growth Y/Y 1.7% 1.7% 1.7% 1.7% Cost of sale Wholesale 731.4 745.8 760.5 775.5 Outsourced 173.8 177.2 180.7 184.3 Retail 82.0 81.1 80.3 79.5 Total Cost of sale 987.1 1,004.1 1,021.5 1,039.2 Gross profit Wholesale 85.1 86.8 88.5 90.2 Outsourced 21.6 22.0 22.5 22.9 Retail 13.7 13.5 13.4 13.3 Total gross profit 120.4 122.4 124.4 126.4 0.4% Margin 10.9% 10.9% 10.9% 10.8% Operating expenses Research & Development 19.1 19.4 19.7 20.1 % of revenue 1.7% 1.7% 1.7% 1.7% SG&A 66.5 67.6 68.8 69.9 % of revenue 6.0% 6.0% 6.0% 6.0% Total Opex 85.5 87.0 88.5 90.0 % of revenue 7.7% 7.7% 7.7% 7.7% Stock-based compensation 4.0 4.0 4.0 4.0 Select On EBITDA 30.9 31.4 31.9 32.4 Margin 2.8% 2.8% 2.8% 2.8% D&A PPE 13.6 13.9 14.1 14.3 % of revenue 1.2% 1.2% 1.2% 1.2% Amortization intangibles 2.0 2.0 2.0 2.0 % of revenue 0.2% 0.2% 0.2% 0.2% Depreciation & Amortization 15.6 15.9 16.1 16.3 % of revenue 1.4% 1.4% 1.4% 1.4% EBIT 15.2 15.5 15.8 16.1 Margin 1.4% 1.4% 1.4% 1.4% Taxes on EBIT (4.6) (4.7) (4.7) (4.8) Tax rate 30.0% 30.0% 30.0% 30.0% Interest income Interest expense Taxes paid Implied tax rate Net income Cash flow Capex (Cumulative for year) Capex (Period) (13.6) (13.9) (14.1) (14.3) Strictly private and confidential Page 11 of 15 Print date: AUTODATE Confidential KPN00080087

AUTOPATH                                                                                                                                                                           Merger and Acquisitions

                                                                                                                                                                                                                                     KPN

                B             C             D             E              F              AA         AB          AC          AD          AE

4              2015                        2016                        2017                        2018                        9-year                     CAGR

119          % of sales              1.2%       1.2%       1.2%       1.2%

120

121          EBITDA less capex              17.2         17.5         17.8         18.1

Strictly private and confidential        Page 12 of 15         Print date: AUTODATE

Confidential                                                                                                                                                                                        KPN00080088

AUTOPATH

Mergers and Acquisitions

Cell:	L8
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	L11
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	L14
Comment:	Jan Rodenburg:
IBAS press release (all Q’s)

Cell:	G17
Comment:	Jan Rodenburg:
Jefferies

Cell:	G31
Comment:	Jan Rodenburg:
Jefferies

Cell:	Q31
Comment:	Jan Rodenburg:
IBAS press release

Cell:	Q45
Comment:	Jan Rodenburg:
IBAS press release

Cell:	G62
Comment:	Jan Rodenburg:
Jefferies

Cell:	L62
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q62
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L63
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q63
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L64
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	Q64
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L69
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	L70
Comment:	Jan Rodenburg:
Jefferies (all Q’s)

Cell:	L71
Comment:	Jan Rodenburg
Jefferies (all Q’s)

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Mergers and Acquisitions

Cell:	Q75
Comment:	Jan Rodenburg:
IBAS press release

Cell:	Q76
Comment:	Jan Rodenburg:
IBAS press release

Cell:	Q77
Comment:	Jan Rodenburg:
IBAS press release

Cell:	L82
Comment:	Jan Rodenburg:
Jefferies

Cell:	M82
Comment:	Jan Rodenburg:
Jefferies

Cell:	N82
Comment:	Jan Rodenburg:
Jefferies

Cell:	O82
Comment:	Jan Rodenburg:
Jefferies

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Comment:	Jan Rodenburg:
Jefferies

Cell:	M86
Comment:	Jan Rodenburg:
Jefferies

Cell:	N86
Comment:	Jan Rodenburg:
Jefferies

Cell:	O86
Comment:	Jan Rodenburg:
Jefferies

Cell:	V91
Comment:	Jan Rodenburg:
Jefferies forecast

Cell:	W91
Comment:	Jan Rodenburg:
Jefferies forecast

Cell:	X91
Comment:	Jan Rodenburg:
Jefferies forecast

Cell:	Y91
Comment:	Jan Rodenburg:
Jefferies forecast

Cell:	Z91
Comment:	Jan Rodenburg:
Jefferies forecast

Cell:	P97
Comment:	Jan Rodenburg:
10K’08 page 88

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Mergers and Acquisitions

Cell:	U97
Comment:	Jan Rodenburg:
Set equal to capex

Cell:	U99
Comment:	Jan Rodenburg:
10K’08 page 89

Cell:	V99
Comment:	Jan Rodenburg:
10K’08 page 89

Cell:	W99
Comment:	Jan Rodenburg:
10K’08 page 89

Cell:	X99
Comment:	Jan Rodenburg:
10K’08 page 89

Cell:	Y99
Comment:	Jan Rodenburg:
10K’08 page 89

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Comment:	Jan Rodenburg:
10K’08 page 67

Cell:	K111
Comment:	Jan Rodenburg:
10K’08 page 52

Cell:	P111
Comment:	Jan Rodenburg:
10K’08 page 52

Cell:	U118
Comment:	Jan Rodenburg:
Company guidance

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